UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-09617

Name of Fund:  Merrill Lynch Strategy Series, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Strategy Series, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 06/30/05

Item 1 - Report to Stockholders


Merrill Lynch
Strategy Series, Inc.


Semi-Annual Report
June 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Strategy Series, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Strategy Series, Inc.


Proxy Results


During the six-month period ended June 30, 2005, Merrill Lynch Strategy Series, Inc.'s shareholders voted on the following proposals. At a shareholders' meeting on January 31, 2005, the meeting was adjourned until February 28, 2005, at which time Proposals 1, 2A and 2B were approved. With respect to Proposal 4B, the meeting was adjourned until April 5, 2005, at which time the proposal was withdrawn. A description of the proposals and number of shares voted were as follows:

                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
1.  To elect the Fund's Board of Directors:         Robert C. Doll, Jr.          13,014,546          340,874
                                                    Donald W. Burton             12,988,352          367,068
                                                    Laurie Simon Hodrick         13,011,503          343,917
                                                    John F. O'Brien              12,988,188          367,232
                                                    David H. Walsh               12,983,154          372,266
                                                    Fred G. Weiss                12,988,188          367,232


                                                                 Shares Voted     Shares Voted     Shares Voted
                                                                     For            Against          Abstain
2A. To approve changes to fundamental investment restriction
    on borrowing.                                                 12,517,866        534,047          303,507

2B. To approve changes to fundamental investment restriction
    on lending.                                                   12,547,760        497,336          310,324

4B. To approve an amendment and restatement of the charter
    provisions regarding redemption of fund shares.                4,259,380        243,173           86,898


Officers and Directors


Robert C. Doll, Jr., President and Director
Donald W. Burton, Director
Laurie Simon Hodrick, Director
John Francis O'Brien, Director
David H. Walsh, Director
Fred G. Weiss, Director
Philip J. Green, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
JPMorgan Chase Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


A Letter From the President


Dear Shareholder

The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% - behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:


Total Returns as of June 30, 2005                                      6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             -0.81%        + 6.32%
Small-cap U.S. equities (Russell 2000 Index)                            -1.25%        + 9.45%
International equities (MSCI Europe Australasia Far East Index)         -1.17%        +13.65%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.51%        + 6.80%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.89%        + 8.24%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.77%        +10.10%


Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



A Discussion With Your Fund's Portfolio Manager


The relative performance of each portfolio was held in check by a rising U.S. dollar and an unexpected bond market rally during the period.


How did the portfolios perform during the period in light of the existing market conditions?

For the six months ended June 30, 2005, each of the Merrill Lynch Strategy Series portfolios provided returns that were slightly behind those of their respective benchmarks.

Merrill Lynch Strategy Growth and Income Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +0.11%, -0.21%, -0.32%, +0.21% and 0.00%, respectively, for the six-month period ended June 30, 2005. Its weighted benchmark, which consists of 55% of the Standard & Poor's (S&P) Super Composite 1500 Index and 45% of the Lehman Brothers Aggregate Bond Index, returned +1.00% for the same period.

Merrill Lynch Strategy Long-Term Growth Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of -0.44%, -0.88%, -0.77%, -0.33% and -0.11%, respectively, for the six-month period ended June 30, 2005. This compared to a return of +0.42% for its weighted benchmark, which consists of 75% of the S&P Super Composite 1500 Index and 25% of the Lehman Brothers Aggregate Bond Index.

Merrill Lynch Strategy All-Equity Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of -1.16%, -1.68%, -1.57%, -1.15% and - 1.30%, respectively, for the six-month period ended June 30, 2005. Its benchmark, the S&P 500 Index, returned -0.81% for the same period.

(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 10 of this report to shareholders.)

For the six-month period, the Funds' results lagged the benchmark returns partly because of their allocations to international stocks, where a rise in the value of the U.S. dollar translated into weaker-than-expected returns. Merrill Lynch Strategy Long-Term Growth Fund and Merrill Lynch Strategy Growth and Income Fund also lagged their benchmarks due to an above-average allocation to stocks, as equity markets were mixed and bond markets rallied unexpectedly during the period.

The most striking trend for financial markets during the first half of 2005 has been the flattening of yield curves. Since the start of the year, the Federal Reserve Board (the Fed) increased the federal funds rate 25 basis points (.25%) at four consecutive meetings, bringing the target short-term interest rate to 3.25% by period-end. While yields on the short end of the Treasury yield curve moved in concert with the Fed interest rate hikes, yields on the long end of the curve actually declined, largely in response to continued strong demand for long-duration assets and contained U.S. inflation expectations. By period-end, only 28 basis points separated the yields on two-year and 10-year Treasury issues, compared to a spread of 116 basis points six months ago. At an asset allocation level, investment performance during the period was defined primarily by our views on the shape and direction of the U.S. Treasury yield curve.

After posting impressive gains in the fourth quarter of 2004, the major equity indexes struggled to find their footing in the early months of the new year. Investor concerns centered on heightened inflation expectations, a weak U.S. dollar in 2004, continuing interest rate hikes by the Fed and concerns that economic and corporate earnings growth had reached their peaks. Oil prices fluctuated and achieved record highs on more than one occasion during the six-month period, contributing to inflationary concerns, but also supporting strong performance in the energy sector. The broad stock market, as measured by the S&P 500 Index, posted a slightly negative return for the six-month period.


What changes were made to the portfolios during the period?

In our last report to shareholders, we noted that we were cautious about small cap stock valuations going into 2005 and that we had eliminated our small cap overweights. During the first quarter of this year, we continued to pare down the portfolios' allocations to small cap stocks, as we believed the multi-year rally in small caps versus large caps was over and small caps no longer represented significantly better value than large caps. The significant undervaluation of small cap stocks that existed in the late 1990s seems to have ended.



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



How would you characterize the portfolios' positioning at the close of the period?

We expect long-term bond prices to fall (as yields rise) in the second half of the year, and we expect stock prices to drift higher. Long-term bond yields appear likely to rise, particularly if the Fed surprises the market with additional rate increases that would bring the federal funds rate beyond the 3.75% year-end level being forecasted by the federal funds futures curve. Given that the target short-term interest rate was already at 3.25% on June 30 and the Federal Open Market Committee will meet another four times in 2005, we believe it is possible that the Fed may continue to raise the federal funds rate above 3.75% this year as it responds to economic data and inflation worries. As a result, we also believe that long-term bond yields may be headed higher, and we would not be surprised to see the 10-year Treasury yield above 4.5% by the end of the year.

We believe stock values should drift higher for the same reason that bond prices are likely to fall: reasonably strong economic growth, even in the face of continued interest rate hikes and high oil prices. Gross domestic product grew at 4.4% in 2004 and moderated as expected to 3.8% in the first quarter of 2005. Continued growth in corporate earnings should also help underpin the stock market. While corporate profits in the first and second quarters look to be stronger than anticipated, expectations for third and fourth quarter growth are probably still too high. There will no doubt be some volatility when the stock market starts adjusting its earnings expectations lower. However, in the end, we expect the stock market to finish the year on an up note.

The portfolios also have above-average allocations to international stocks. While our view on the U.S. market is generally positive, we do believe the cyclical recovery in the United States has peaked. As such, we believe the most attractive investment opportunities are in international markets where the economic cycle lags the United States. International stocks should, therefore, outperform U.S. equities, as they are relatively inexpensive and stand to benefit from a secular decline in the U.S. dollar.


Philip Green
Vice President and Portfolio Manager


July 15, 2005



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year.Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Shares.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



Performance Data (continued)

Recent Performance Results*
                                                                                                      Since
                                                                       6-Month        12-Month      Inception
As of June 30, 2005                                                  Total Return   Total Return   Total Return
ML Strategy Growth and Income Fund Class A Shares                       +0.11%         +6.11%         + 3.32%
ML Strategy Growth and Income Fund Class B Shares                       -0.21          +5.36          - 0.54
ML Strategy Growth and Income Fund Class C Shares                       -0.32          +5.32          - 0.76
ML Strategy Growth and Income Fund Class I Shares                       +0.21          +6.40          + 4.53
ML Strategy Growth and Income Fund Class R Shares                        0.00          +6.09          + 2.89
ML Strategy Long-Term Growth Fund Class A Shares                        -0.44          +6.63          - 5.21
ML Strategy Long-Term Growth Fund Class B Shares                        -0.88          +5.82          - 8.85
ML Strategy Long-Term Growth Fund Class C Shares                        -0.77          +5.84          - 8.82
ML Strategy Long-Term Growth Fund Class I Shares                        -0.33          +6.88          - 4.04
ML Strategy Long-Term Growth Fund Class R Shares                        -0.11          +6.87          - 4.82
ML Strategy All-Equity Fund Class A Shares                              -1.16          +6.18          -14.95
ML Strategy All-Equity Fund Class B Shares                              -1.68          +5.28          -18.30
ML Strategy All-Equity Fund Class C Shares                              -1.57          +5.28          -18.30
ML Strategy All-Equity Fund Class I Shares                              -1.15          +6.35          -13.96
ML Strategy All-Equity Fund Class R Shares                              -1.30          +6.04          -15.03

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Cumulative total investment returns are based on changes in each Fund's net asset value for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. Currently, Class R Shares for the Growth and Income Fund did not accrue a portion of its distribution fees (12(b)-1 fees) due to regulatory limits; Class R Shares for Long-Term Growth Fund are not accruing its distribution fees (12(b)-1 fees); and Class R Shares for the All-Equity Fund did not accrue its distribution fees (12(b)-1 fees) due to regulatory limits. If such fees were included, returns would have been lower. The Funds' inception date is 6/02/00.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



Performance Data (continued)                             Growth and Income Fund


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/05                   +6.11%           +0.54%
Five Years Ended 6/30/05                 +0.80            -0.29
Inception (6/02/00) through
6/30/05                                  +0.64            -0.42

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 6/30/05                   +5.36%           +1.36%
Five Years Ended 6/30/05                 +0.05            -0.33
Inception (6/02/00) through
6/30/05                                  -0.11            -0.29

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 6/30/05                   +5.32%           +4.32%
Five Years Ended 6/30/05                 +0.03            +0.03
Inception (6/02/00) through
6/30/05                                  -0.15            -0.15

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/05                   +6.40%           +0.81%
Five Years Ended 6/30/05                 +1.03            -0.05
Inception (6/02/00) through
6/30/05                                  +0.88            -0.19

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



Class R Shares                                            Return

One Year Ended 6/30/05                                    +6.09%
Five Years Ended 6/30/05                                  +0.72
Inception (6/02/00) through
6/30/05                                                   +0.56



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



Performance Data (continued)                              Long-Term Growth Fund


Average Annual Total Return


                                   Return Without      Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/05                   +6.63%           +1.04%
Five Years Ended 6/30/05                 -0.85            -1.91
Inception (6/02/00) through
6/30/05                                  -1.05            -2.09

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 6/30/05                   +5.82%           +1.82%
Five Years Ended 6/30/05                 -1.62            -2.01
Inception (6/02/00) through
6/30/05                                  -1.81            -2.00

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 6/30/05                   +5.84%           +4.84%
Five Years Ended 6/30/05                 -1.61            -1.61
Inception (6/02/00) through
6/30/05                                  -1.80            -1.80

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/05                   +6.88%           +1.27%
Five Years Ended 6/30/05                 -0.62            -1.69
Inception (6/02/00) through
6/30/05                                  -0.81            -1.86

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



Class R Shares                                            Return

One Year Ended 6/30/05                                    +6.87%
Five Years Ended 6/30/05                                  -0.78
Inception (6/02/00) through
6/30/05                                                   -0.97



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



Performance Data (concluded)                                    All-Equity Fund


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/05                   +6.18%           +0.61%
Five Years Ended 6/30/05                 -2.91            -3.95
Inception (6/02/00) through
6/30/05                                  -3.14            -4.16

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 6/30/05                   +5.28%           +1.28%
Five Years Ended 6/30/05                 -3.69            -4.08
Inception (6/02/00) through
6/30/05                                  -3.90            -4.09

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 6/30/05                   +5.28%           +4.28%
Five Years Ended 6/30/05                 -3.69            -3.69
Inception (6/02/00) through
6/30/05                                  -3.90            -3.90

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/05                   +6.35%           +0.77%
Five Years Ended 6/30/05                 -2.71            -3.75
Inception (6/02/00) through
6/30/05                                  -2.92            -3.94

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



Class R Shares                                            Return

One Year Ended 6/30/05                                    +6.04%
Five Years Ended 6/30/05                                  -2.94
Inception (6/02/00) through
6/30/05                                                   -3.16



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table of each Fund provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     January 1, 2005
                                                              January 1,          June 30,         to June 30,
Merrill Lynch Strategy Growth and Income Fund                    2005               2005               2005
Actual

Class A                                                         $1,000           $1,001.10            $ 7.39
Class B                                                         $1,000           $  997.90            $11.24
Class C                                                         $1,000           $  996.80            $11.14
Class I                                                         $1,000           $1,002.10            $ 6.11
Class R                                                         $1,000           $1,000.00            $ 8.33

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,017.41            $ 7.45
Class B                                                         $1,000           $1,013.54            $11.33
Class C                                                         $1,000           $1,013.64            $11.23
Class I                                                         $1,000           $1,018.70            $ 6.16
Class R                                                         $1,000           $1,016.46            $ 8.40

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.49% for Class A, 2.27% for Class B, 2.25% for Class C, 1.23% for Class I and 1.68% for Class R),
   multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class R did not accrue a portion of its distribution fees (12(b)-1 fees)
   for the entire period due to regulatory limits. If, during the period, the distributions were accrued, the actual expense ratio would have been approximately 1.73%, the actual expenses paid would have been approximately $8.58 and the hypothetical expenses paid would have been approximately $8.65.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Disclosure of Expenses (concluded)
                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     January 1, 2005
                                                              January 1,          June 30,         to June 30,
Merrill Lynch Strategy Long-Term Growth Fund                     2005               2005               2005
Actual

Class A                                                         $1,000            $ 995.60            $5.89
Class B                                                         $1,000            $ 991.20            $9.68
Class C                                                         $1,000            $ 992.30            $9.68
Class I                                                         $1,000            $ 996.70            $4.65
Class R                                                         $1,000            $ 998.90            $5.90

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,018.89            $5.96
Class B                                                         $1,000           $1,015.08            $9.79
Class C                                                         $1,000           $1,015.08            $9.79
Class I                                                         $1,000           $1,020.13            $4.71
Class R                                                         $1,000           $1,018.89            $5.96

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.19% for Class A, 1.96% for Class B, 1.96% for Class C, .94% for Class I and 1.19% for Class R),
   multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class R has money from an affiliated entity and is not accruing its distribution fees (12(b)-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratio would have been approximately 1.44%, the actual expenses paid would have been approximately
   $7.14 and the hypothetical expenses paid would have been approximately $7.20.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     January 1, 2005
                                                              January 1,          June 30,         to June 30,
Merrill Lynch Strategy All-Equity Fund                           2005               2005               2005
Actual

Class A                                                         $1,000            $ 988.40            $ 6.66
Class B                                                         $1,000            $ 983.20            $10.47
Class C                                                         $1,000            $ 984.30            $10.48
Class I                                                         $1,000            $ 988.50            $ 5.47
Class R                                                         $1,000            $ 987.00            $ 6.70

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,018.10            $ 6.76
Class B                                                         $1,000           $1,014.23            $10.64
Class C                                                         $1,000           $1,014.23            $10.64
Class I                                                         $1,000           $1,019.29            $ 5.56
Class R                                                         $1,000           $1,018.05            $ 6.80

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.35% for Class A, 2.13% for Class B, 2.13% for Class C, 1.11% for Class I and 1.36% for Class R),
   multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class R did not accrue its distribution fees (12(b)-1 fees) due to regulatory limits. If, during the period, the distribution fees were accrued, the actual expense ratio would have been approximately 1.61%, the actual expenses paid would have been approximately $7.93 and the hypothetical expenses paid would have been approximately $8.05.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Schedule of Investments                                                                                    Growth and Income Fund
                                                                                                                      Value
                                     Investments                                                                (in U.S. dollars)
Underlying Equity                    Master International Index Series++                                           $    2,654,036
Funds--58.2%                         Master Mid Cap Index Series++                                                      3,158,269
                                     Master S&P 500 Index Series++                                                     19,691,761
                                     Master Small Cap Index Series++                                                      589,660

                                     Total Underlying Equity Funds
                                     (Cost--$22,737,825)                                                               26,093,726

Underlying Fixed Income              Master Aggregate Bond Index Series++                                              17,458,827
Funds--38.9%

                                     Total Underlying Fixed Income Funds
                                     (Cost--$16,722,355)                                                               17,458,827



Short-Term                           Merrill Lynch Liquidity Series, LLC Cash Sweep Series I++                          1,302,222
Securities--2.9%
                                     Total Short-Term Securities
                                     (Cost--$1,302,222)                                                                 1,302,222

Total Investments (Cost--$40,762,402*)--100.0%                                                                         44,854,775
Liabilities in Excess of Other Assets--0.0%                                                                              (47,689)
                                                                                                                   --------------
Net Assets--100.0%                                                                                                 $   44,807,086
                                                                                                                   ==============

 ++ Investments in companies considered to be an affiliate of the Corporation (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940)
    were as follows:


                                                                                                             Net
                                                                                     Realized         Investment
    Affiliate                                  Contributions    Withdrawals    Gains (Losses)    Income/Interest
    Master Aggregate Bond Index Series                    --             --      $     44,373         $  362,481
    Master International Index Series                     --             --      $      5,608         $   43,927
    Master Mid Cap Index Series                           --    $   100,000      $     30,648         $   21,392
    Master S&P 500 Index Series                           --    $ 2,980,000      $  (113,811)         $  183,020
    Master Small Cap Index Series                         --    $ 1,050,000      $     25,324         $    4,007
    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $ 1,256,145+++             --                --         $   22,445

       +++ Represents net contributions.

  * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                          $    41,255,795
                                                            ===============
    Gross unrealized appreciation                           $     3,598,980
    Gross unrealized depreciation                                        --
                                                            ---------------
    Net unrealized appreciation                             $     3,598,980
                                                            ===============

    See Notes to Financial Statements.


Portfolio Information as of June 30, 2005



                                               Percent of
Growth and Income Fund                           Total
Underlying Asset Diversification              Investments

Underlying Equity Funds                           58.2%
Underlying Fixed Income Funds                     38.9
Other*                                             2.9

 * Includes portfolio holdings in short-term investments.



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Schedule of Investments                                                                                     Long-Term Growth Fund
                                                                                                                      Value
                                     Investments                                                                (in U.S. dollars)
Underlying Equity                    Master International Index Series++                                           $    6,144,389
Funds--83.4%                         Master Mid Cap Index Series++                                                      7,037,473
                                     Master S&P 500 Index Series++                                                     44,986,409
                                     Master Small Cap Index Series++                                                    1,502,374

                                     Total Underlying Equity Funds
                                     (Cost--$51,534,370)                                                               59,670,645

Underlying Fixed                     Master Aggregate Bond Index Series++                                              11,330,196
Income Funds--15.8%
                                     Total Underlying Fixed Income Funds
                                     (Cost--$11,011,874)                                                               11,330,196

Short-Term                           Merrill Lynch Liquidity Series, LLC Cash Sweep Series I++                            580,874
Securities--0.8%
                                     Total Short-Term Securities
                                     (Cost--$580,874)                                                                     580,874

Total Investments (Cost--$63,127,118*)--100.0%                                                                         71,581,715
Liabilities in Excess of Other Assets--0.0%                                                                               (5,501)
                                                                                                                   --------------
Net Assets--100.0%                                                                                                 $   71,576,214
                                                                                                                   ==============

 ++ Investments in companies considered to be an affiliate of the Corporation (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940)
    were as follows:

                                                                                                             Net
                                                                                     Realized         Investment
    Affiliate                                  Contributions    Withdrawals    Gains (Losses)    Income/Interest
    Master Aggregate Bond Index Series                    --             --      $     28,796         $  235,237
    Master International Index Series           $  1,250,000             --      $     10,791         $   97,243
    Master Mid Cap Index Series                           --    $   210,000      $     68,303         $   47,662
    Master S&P 500 Index Series                           --    $ 4,500,000      $  (258,106)         $  411,484
    Master Small Cap Index Series                         --    $ 2,320,000      $     64,213         $    9,786
    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                      $    522,178+++          --                --         $   23,689

       +++ Represents net contributions.

  * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                          $    63,725,345
                                                            ===============
    Gross unrealized appreciation                           $     7,856,370
    Gross unrealized depreciation                                        --
                                                            ---------------
    Net unrealized appreciation                             $     7,856,370
                                                            ===============

    See Notes to Financial Statements.


Portfolio Information as of June 30, 2005


                                               Percent of
Long-Term Growth Fund                            Total
Underlying Asset Diversification              Investments

Underlying Equity Funds                           83.4%
Underlying Fixed Income Funds                     15.8
Other*                                             0.8

 * Includes portfolio holdings in short-term investments.



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Schedule of Investments                                                                                           All-Equity Fund
                                                                                                                      Value
                                     Investments                                                                (in U.S. dollars)
Underlying Equity                    Master International Index Series++                                           $    4,940,217
Funds--97.9%                         Master Mid Cap Index Series++                                                      4,159,737
                                     Master S&P 500 Index Series++*                                                    33,362,991
                                     Master Small Cap Index Series++                                                    1,301,671

                                     Total Underlying Equity Funds
                                     (Cost--$37,745,439)                                                               43,764,616

Short-Term                           Merrill Lynch Liquidity Series, LLC Cash Sweep Series I++                             22,623
Securities--0.0%

                                     Total Short-Term Securities
                                     (Cost--$22,623)                                                                       22,623

Total Investments (Cost--$37,768,062**)--97.9%                                                                         43,787,239
Assets in Excess of Liabilities--2.1%                                                                                     916,787
                                                                                                                   --------------
Net Assets--100.0%                                                                                                 $   44,704,026
                                                                                                                   ==============

 ++ Investments in companies considered to be an affiliate of the Corporation (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940)
    were as follows:

                                                                                                             Net
                                                                                     Realized         Investment
    Affiliate                                  Contributions    Withdrawals    Gains (Losses)    Income/Interest
    Master International Index Series           $  2,000,000             --      $      6,931         $   74,642
    Master Mid Cap Index Series                           --    $ 2,190,000      $     52,205         $   39,634
    Master S&P 500 Index Series                 $  2,000,000    $ 6,880,000      $  (199,597)         $  315,858
    Master Small Cap Index Series                         --    $ 1,900,000      $     55,539         $    8,349
    Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                     $     22,623+++          --                --         $    2,186

       +++ Represents net contributions.

  * Enclosed with this report to shareholders is the summary schedule of investments and the financial statements for the underlying investment.

 ** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                          $    38,328,783
                                                            ===============
    Gross unrealized appreciation                           $     5,458,456
    Gross unrealized depreciation                                        --
                                                            ---------------
    Net unrealized appreciation                             $     5,458,456
                                                            ===============

    See Notes to Financial Statements.



Portfolio Information as of June 30, 2005


                                               Percent of
All-Equity Fund                                  Total
Underlying Equity Diversification             Investments

Underlying Equity Funds                          99.9%
Other*                                            0.1

 * Includes portfolio holdings in short-term investments.



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Statements of Assets and Liabilities
                                                                                 Growth and         Long-Term
                                                                                   Income             Growth        All-Equity
As of June 30, 2005                                                                 Fund               Fund            Fund
Assets

           Investments in affiliated securities, at value*                  $    44,854,775    $    71,581,715    $    43,787,239
           Receivables:
               Capital shares sold                                                   56,300             84,186             39,060
               Securities sold                                                           --                 --          1,000,000
               Interest from affiliates                                               4,002              2,796                 34
           Prepaid expenses and other assets                                         28,093             18,274             18,599
                                                                            ---------------    ---------------    ---------------
           Total assets                                                          44,943,170         71,686,971         44,844,932
                                                                            ---------------    ---------------    ---------------

Liabilities

           Payables:
               Capital shares redeemed                                               76,895             48,898             94,382
               Distributor                                                           25,057             25,988             22,969
               Administrative fees                                                   11,681             18,711             11,770
               Other affiliates                                                       7,322              6,172              6,741
               Investment adviser                                                     5,006              8,019              5,044
           Accrued expenses                                                          10,123              2,969                 --
                                                                            ---------------    ---------------    ---------------
           Total liabilities                                                        136,084            110,757            140,906
                                                                            ---------------    ---------------    ---------------

Net Assets

           Net assets                                                       $    44,807,086    $    71,576,214    $    44,704,026
                                                                            ===============    ===============    ===============

Net Assets Consist of

           Undistributed investment income--net                                     165,172            288,885             28,480
           Accumulated realized capital losses--net                            (15,711,679)       (12,471,475)       (22,217,627)
           Unrealized appreciation--net                                           4,092,373          8,454,597          6,019,177
                                                                            ---------------    ---------------    ---------------
           Total accumulated losses--net                                       (11,454,134)        (3,727,993)       (16,169,970)
                                                                            ---------------    ---------------    ---------------
           Class A Common Stock, $.0001 par value++                                      16                 27                  7
           Class B Common Stock, $.0001 par value++++                                   138                110                141
           Class C Common Stock, $.0001 par value++++++                                 181                231                193
           Class I Common Stock, $.0001 par value++++++++                               142                423                195
           Class R Common Stock, $.0001 par value++++++++++                               1                 --                  1
           Paid-in capital in excess of par                                      56,260,742         75,303,416         60,873,459
                                                                            ---------------    ---------------    ---------------
           Net Assets                                                       $    44,807,086    $    71,576,214    $    44,704,026
                                                                            ===============    ===============    ===============


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Statements of Assets and Liabilities (concluded)
                                                                                 Growth and         Long-Term
                                                                                   Income             Growth        All-Equity
As of June 30, 2005                                                                 Fund               Fund            Fund
Net Asset Value

           Class A:
               Net assets                                                   $     1,503,434    $     2,486,587    $       596,107
                                                                            ===============    ===============    ===============
               Shares outstanding                                                   159,689            274,706             70,149
                                                                            ===============    ===============    ===============
               Net asset value                                              $          9.41    $          9.05    $          8.50
                                                                            ===============    ===============    ===============
           Class B:
               Net assets                                                   $    12,885,660    $     9,898,285    $    11,508,798
                                                                            ===============    ===============    ===============
               Shares outstanding                                                 1,378,781          1,097,328          1,407,842
                                                                            ===============    ===============    ===============
               Net asset value                                              $          9.35    $          9.02    $          8.17
                                                                            ===============    ===============    ===============
           Class C:
               Net assets                                                    $   16,912,812     $   20,825,540     $   15,799,942
                                                                            ===============    ===============    ===============
               Shares outstanding                                                 1,810,174          2,314,901          1,933,562
                                                                            ===============    ===============    ===============
               Net asset value                                              $          9.34    $          9.00    $          8.17
                                                                            ===============    ===============    ===============
           Class I:
               Net assets                                                   $    13,371,598    $    38,365,684    $    16,711,602
                                                                            ===============    ===============    ===============
               Shares outstanding                                                 1,420,952          4,234,622          1,946,886
                                                                            ===============    ===============    ===============
               Net asset value                                              $          9.41    $          9.06    $          8.58
                                                                            ===============    ===============    ===============
           Class R:
               Net assets                                                   $       133,582    $        117.68    $        87,577
                                                                            ===============    ===============    ===============
               Shares outstanding                                                    14,226             12.976             10,497
                                                                            ===============    ===============    ===============
               Net asset value                                              $          9.39    $          9.07    $          8.34
                                                                            ===============    ===============    ===============
             * Identified cost                                              $    40,762,402    $    63,127,118    $    37,768,062
                                                                            ===============    ===============    ===============
            ++ Authorized shares--Class A                                       166,666,667        166,666,667        166,666,667
                                                                            ===============    ===============    ===============
          ++++ Authorized shares--Class B                                       166,666,667        166,666,667        166,666,666
                                                                            ===============    ===============    ===============
        ++++++ Authorized shares--Class C                                       166,666,667        166,666,667        166,666,667
                                                                            ===============    ===============    ===============
      ++++++++ Authorized shares--Class I                                       166,666,666        166,666,666        166,666,666
                                                                            ===============    ===============    ===============
    ++++++++++ Authorized shares--Class R                                       166,666,667        166,666,666        166,666,667
                                                                            ===============    ===============    ===============

               See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Statements of Operations
                                                                                 Growth and         Long-Term
                                                                                   Income             Growth        All-Equity
For the Six Months Ended June 30, 2005                                              Fund               Fund            Fund
Investment Income

           Net investment income allocated from Underlying Funds            $       614,827    $       801,412    $       438,483
           Interest from short-term investments from affiliates                      22,445             23,689              2,186
                                                                            ---------------    ---------------    ---------------
           Total income and net investment income allocated from the
           Underlying Funds                                                         637,272            825,101            440,669
                                                                            ---------------    ---------------    ---------------

Expenses

           Administrative fees                                                       79,212            127,404             81,359
           Account maintenance and distribution fees--Class C                        85,878            107,046             82,165
           Account maintenance and distribution fees--Class B                        64,988             50,849             59,475
           Investment advisory fees                                                  33,948             54,602             34,868
           Accounting services                                                       33,318             33,282             33,993
           Registration fees                                                         27,106             21,773             23,428
           Transfer agent fees--Class C                                              23,767             15,568             14,839
           Transfer agent fees--Class I                                              17,721             24,204             13,350
           Printing and shareholder reports                                          12,352             20,827             16,051
           Professional fees                                                         13,978             15,425             14,166
           Transfer agent fees--Class B                                              19,386              7,319             10,337
           Custodian fees                                                             8,244              9,868              5,973
           Directors' fees and expenses                                               2,946              4,723              3,098
           Account maintenance fees--Class A                                          1,730              2,731                830
           Transfer agent fees--Class A                                               1,816              1,360                505
           Account maintenance and distribution fees--Class R                           295                 --                106
           Transfer agent fees--Class R                                                 177                 --                 65
           Other                                                                      8,200              9,240              8,532
                                                                            ---------------    ---------------    ---------------
           Total expenses                                                           435,062            506,221            403,140
                                                                            ---------------    ---------------    ---------------
           Investment income--net                                                   202,210            318,880             37,529
                                                                            ---------------    ---------------    ---------------

Realized & Unrealized Gain (Loss) Allocated from the Underlying Funds--Net

           Realized gain (loss) on:
               Investments--net                                                    (20,308)           (94,916)           (84,794)
               Futures contracts and swaps--net                                      17,914             21,637             10,141
               Short sales--net                                                          27                 18                 --
               Foreign currency transactions--net                                   (5,491)           (12,742)           (10,269)
                                                                            ---------------    ---------------    ---------------
           Total realized loss--net                                                 (7,858)           (86,003)           (84,922)
           Change in unrealized appreciation--net                                 (272,982)          (697,197)          (670,058)
                                                                            ---------------    ---------------    ---------------
           Total realized and unrealized loss--net                                (280,840)          (783,200)          (754,980)
                                                                            ---------------    ---------------    ---------------
           Net Decrease in Net Assets Resulting from Operations             $      (78,630)    $     (464,320)    $     (717,451)
                                                                            ===============    ===============    ===============

           See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Statements of Changes in Net Assets                                                                        Growth and Income Fund
                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                    June 30,        December 31,
Increase (Decrease) in Net Assets:                                                                    2005              2004
Operations

           Investment income--net                                                              $       202,210    $       367,149
           Realized loss--net                                                                          (7,858)        (1,785,353)
           Change in unrealized appreciation--net                                                    (272,982)          4,777,025
                                                                                               ---------------    ---------------
           Net increase (decrease) in net assets resulting from operations                            (78,630)          3,358,821
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                                      --           (17,507)
               Class B                                                                                      --           (66,797)
               Class C                                                                                      --           (84,359)
               Class I                                                                                      --          (217,666)
               Class R                                                                                      --              (887)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                              --          (387,216)
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                      (2,348,498)        (2,992,338)
                                                                                               ---------------    ---------------

Net Assets

           Total decrease in net assets                                                            (2,427,128)           (20,733)
           Beginning of period                                                                      47,234,214         47,254,947
                                                                                               ---------------    ---------------
           End of period*                                                                      $    44,807,086    $    47,234,214
                                                                                               ===============    ===============
               * Undistributed investment income/accumulated distributions in excess of
                 investment income--net                                                        $       165,172    $      (37,038)
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Statements of Changes in Net Assets (continued)                                                             Long-Term Growth Fund
                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                    June 30,        December 31,
Increase (Decrease) in Net Assets:                                                                    2005              2004
Operations

           Investment income--net                                                              $       318,880    $       581,521
           Realized gain (loss)--net                                                                  (86,003)            904,118
           Change in unrealized appreciation--net                                                    (697,197)          5,433,820
                                                                                               ---------------    ---------------
           Net increase (decrease) in net assets resulting from operations                           (464,320)          6,919,459
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                                      --           (21,988)
               Class B                                                                                      --           (33,969)
               Class C                                                                                      --           (70,004)
               Class I                                                                                      --          (532,073)
               Class R                                                                                      --                (2)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                              --          (658,036)
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                      (4,748,631)        (5,013,593)
                                                                                               ---------------    ---------------

Net Assets

           Total increase (decrease) in net assets                                                 (5,212,951)          1,247,830
           Beginning of period                                                                      76,789,165         75,541,335
                                                                                               ---------------    ---------------
           End of period*                                                                      $    71,576,214    $    76,789,165
                                                                                               ===============    ===============
               * Undistributed investment income/accumulated distributions in excess of
                 investment income--net                                                        $       288,885    $      (29,995)
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Statements of Changes in Net Assets (concluded)                                                                   All-Equity Fund
                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                    June 30,        December 31,
Increase (Decrease) in Net Assets:                                                                    2005              2004
Operations

           Investment income--net                                                              $        37,529    $        32,984
           Realized gain (loss)--net                                                                  (84,922)            319,559
           Change in unrealized appreciation--net                                                    (670,058)          4,553,607
                                                                                               ---------------    ---------------
           Net increase (decrease) in net assets resulting from operations                           (717,451)          4,906,150
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                                      --              (533)
               Class I                                                                                      --           (52,118)
               Class R                                                                                      --               (54)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                              --           (52,705)
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                      (5,309,958)        (5,687,011)
                                                                                               ---------------    ---------------

Net Assets

           Total decrease in net assets                                                            (6,027,409)          (833,566)
           Beginning of period                                                                      50,731,435         51,565,001
                                                                                               ---------------    ---------------
           End of period*                                                                      $    44,704,026    $    50,731,435
                                                                                               ===============    ===============
               * Undistributed investment income/accumulated distributions in excess of
                 investment income--net                                                        $        28,480    $       (9,049)
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Financial Highlights                                                                                       Growth and Income Fund
                                                                                             Class A

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived           June 30,           For the Year Ended December 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $     9.40    $     8.82   $     7.60   $     8.71   $     9.33
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net+++++                                   .07           .11          .11          .16          .21
           Realized and unrealized gain (loss)--net                    (.06)           .59         1.22        (.96)        (.68)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .01           .70         1.33        (.80)        (.47)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                     --         (.12)        (.11)        (.31)        (.15)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $     9.41    $     9.40   $     8.82   $     7.60   $     8.71
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                        .11%+++         7.93%       17.52%      (9.20%)      (5.03%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement++                1.49%*         1.45%        1.37%        1.13%         .55%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses++                                                 1.49%*         1.45%        1.37%        1.26%        1.06%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                     1.48%*         1.20%        1.40%        1.99%        2.29%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $    1,503    $    1,343   $    1,558   $    1,042   $    1,519
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                             0%         1.07%       13.77%       86.13%       41.29%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Amounts do not include expenses of the Underlying Funds. As of June 30, 2005, the expense ratios of the Underlying Funds ranged from .03% to .10% as of their most recent periods ended.
               As of December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, this range was from .03% to .09%, .04% to .17%, .04% to .08% and 1.21% to 1.72%, respectively. The impact of the Underlying Funds' expense ratios on the Fund can vary according to changes in the Underlying
               Funds' expenses and the investment weighting the Fund has in the Underlying Funds.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Financial Highlights (continued)                                                                           Growth and Income Fund
                                                                                             Class B

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived           June 30,           For the Year Ended December 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $     9.37    $     8.79   $     7.58   $     8.69   $     9.32
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net+++++                                   .03           .04          .05          .10          .11
           Realized and unrealized gain (loss)--net                    (.05)           .59         1.21        (.97)        (.64)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                            (.02)           .63         1.26        (.87)        (.53)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                     --         (.05)        (.05)        (.24)        (.10)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $     9.35    $     9.37   $     8.79   $     7.58   $     8.69
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                      (.21%)+++         7.14%       16.65%      (9.98%)      (5.70%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement++                2.27%*         2.23%        2.14%        1.91%        1.31%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses++                                                 2.27%*         2.23%        2.14%        2.03%        1.83%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      .56%*          .46%         .58%        1.28%        1.33%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   12,886    $   13,359   $   12,722   $   10,637   $   13,781
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                             0%         1.07%       13.77%       86.13%       41.29%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Amounts do not include expenses of the Underlying Funds. As of June 30, 2005, the expense ratios of the Underlying Funds ranged from .03% to .10% as of their most recent periods ended.
               As of December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, this range was from .03% to .09%, .04% to .17%, .04% to .08% and 1.21% to 1.72%, respectively. The impact of the Underlying Funds' expense ratios on the Fund can vary according to changes in the Underlying
               Funds' expenses and the investment weighting the Fund has in the Underlying Funds.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Financial Highlights (continued)                                                                           Growth and Income Fund
                                                                                             Class C

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived           June 30,           For the Year Ended December 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $     9.37    $     8.78   $     7.57   $     8.68   $     9.30
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net+++++                                   .03           .04          .05          .10          .12
           Realized and unrealized gain (loss)--net                    (.06)           .59         1.21        (.96)        (.65)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                            (.03)           .63         1.26        (.86)        (.53)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                     --         (.04)        (.05)        (.25)        (.09)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $     9.34    $     9.37   $     8.78   $     7.57   $     8.68
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                      (.32%)+++         7.22%       16.63%      (9.97%)      (5.68%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement++                2.25%*         2.21%        2.14%        1.91%        1.31%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses++                                                 2.25%*         2.21%        2.14%        2.04%        1.82%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      .57%*          .43%         .58%        1.27%        1.35%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   16,913    $   17,944   $   20,567   $   17,000   $   21,731
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                             0%         1.07%       13.77%       86.13%       41.29%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Amounts do not include expenses of the Underlying Funds. As of June 30, 2005, the expense ratios of the Underlying Funds ranged from .03% to .10% as of their most recent periods ended.
               As of December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, this range was from .03% to .09%, .04% to .17%, .04% to .08% and 1.21% to 1.72%, respectively. The impact of the Underlying Funds' expense ratios on the Fund can vary according to changes in the Underlying
               Funds' expenses and the investment weighting the Fund has in the Underlying Funds.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Financial Highlights (continued)                                                                           Growth and Income Fund
                                                                                             Class I

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived           June 30,           For the Year Ended December 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $     9.39    $     8.80   $     7.59   $     8.72   $     9.33
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net+++++                                   .07           .14          .13          .16          .20
           Realized and unrealized gain (loss)--net                    (.05)           .59         1.21        (.96)        (.64)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .02           .73         1.34        (.80)        (.44)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                     --         (.14)        (.13)        (.33)        (.17)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $     9.41    $     9.39   $     8.80   $     7.59   $     8.72
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                        .21%+++         8.34%       17.67%      (9.04%)      (4.68%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement++                1.23%*         1.21%        1.13%         .79%         .30%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses++                                                 1.23%*         1.21%        1.13%         .94%         .81%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                     1.56%*         1.54%        1.60%        2.00%        2.17%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   13,372    $   14,485   $   12,407   $    9,775   $   61,401
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                             0%         1.07%       13.77%       86.13%       41.29%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Amounts do not include expenses of the Underlying Funds. As of June 30, 2005, the expense ratios of the Underlying Funds ranged from .03% to .10% as of their most recent periods ended.
               As of December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, this range was from .03% to .09%, .04% to .17%, .04% to .08% and 1.21% to 1.72%, respectively. The impact of the Underlying Funds' expense ratios on the Fund can vary according to changes in the Underlying
               Funds' expenses and the investment weighting the Fund has in the Underlying Funds.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Financial Highlights (continued)                                                                           Growth and Income Fund
                                                                                                     Class R

                                                                                                                  For the Period
                                                                                    For the Six    For the Year    October 10,
                                                                                    Months Ended      Ended         2003++ to
The following per share data and ratios have been derived                             June 30,     December 31,    December 31,
from information provided in the financial statements.                                  2005           2004            2003
Per Share Operating Performance

           Net asset value, beginning of period                                    $       9.39     $       8.77     $       8.42
                                                                                   ------------     ------------     ------------
           Investment income--net+++++                                                      .06              .09              .06
           Realized and unrealized gain (loss)--net                                       (.06)              .61              .42
                                                                                   ------------     ------------     ------------
           Total from investment operations                                                  --              .70              .48
                                                                                   ------------     ------------     ------------
           Less dividends from investment income--net                                        --            (.08)            (.13)
                                                                                   ------------     ------------     ------------
           Net asset value, end of period                                          $       9.39     $       9.39     $       8.77
                                                                                   ============     ============     ============

Total Investment Return**

           Based on net asset value per share                                           .00%+++            8.02%         5.59%+++
                                                                                   ============     ============     ============

Ratios to Average Net Assets

           Expenses++++                                                                  1.68%*            1.71%           1.40%*
                                                                                   ============     ============     ============
           Investment income--net                                                        1.24%*             .96%           2.36%*
                                                                                   ============     ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                                $        134     $        102     $      --***
                                                                                   ============     ============     ============
           Portfolio turnover                                                                0%            1.07%           13.77%
                                                                                   ============     ============     ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Amount is less than $1,000.

            ++ Commencement of operations.

          ++++ Amounts do not include expenses of the Underlying Funds. As of June 30, 2005, the expense ratios of the Underlying Funds ranged from .03% to .10% as of their most recent periods ended.
               As of December 31, 2004 and December 31, 2003, this range was from .03% to .09% and .04% to .17%, respectively. The impact of the Underlying Funds' expense ratios on the Fund can vary according to changes in the Underlying Funds' expenses and the investment weighting the Fund has in the
               Underlying Funds.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Financial Highlights (continued)                                                                            Long-Term Growth Fund
                                                                                             Class A

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived           June 30,           For the Year Ended December 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $     9.09    $     8.36   $     6.82   $     8.19   $     9.03
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net+++++                                   .05           .09          .07          .08          .11
           Realized and unrealized gain (loss)--net                    (.09)           .74         1.55       (1.37)        (.90)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                            (.04)           .83         1.62       (1.29)        (.79)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                     --         (.10)        (.08)        (.08)        (.05)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $     9.05    $     9.09   $     8.36   $     6.82   $     8.19
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                      (.44%)+++         9.92%       23.79%     (15.71%)      (8.71%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement++                1.19%*         1.20%        1.24%        1.07%         .33%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses++                                                 1.19%*         1.20%        1.24%        1.28%        1.15%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                     1.22%*         1.01%        1.04%        1.04%        1.36%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $    2,487    $    2,021   $    1,490   $      814   $    1,275
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                          1.73%         4.05%        9.13%       96.44%       50.96%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Amounts do not include expenses of the Underlying Funds. As of June 30, 2005, the expense ratios of the Underlying Funds ranged from .03% to .10% as of their most recent periods ended.
               As of December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, this range was from .03% to .09%, .04% to .17%, .04% to .08% and 1.21% to 1.72%, respectively. The impact of the Underlying Funds' expense ratios on the Fund can vary according to changes in the Underlying
               Funds' expenses and the investment weighting the Fund has in the Underlying Funds.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Financial Highlights (continued)                                                                            Long-Term Growth Fund
                                                                                             Class B

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived           June 30,           For the Year Ended December 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $     9.10    $     8.36   $     6.82   $     8.17   $     9.02
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net+++++                                   .01           .02          .01          .02          .04
           Realized and unrealized gain (loss)--net                    (.09)           .75         1.55       (1.35)        (.89)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                            (.08)           .77         1.56       (1.33)        (.85)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                     --         (.03)        (.02)        (.02)       --++++
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $     9.02    $     9.10   $     8.36   $     6.82   $     8.17
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                      (.88%)+++         9.19%       22.84%     (16.34%)      (9.42%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement++                1.96%*         1.97%        2.02%        1.83%        1.09%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses++                                                 1.96%*         1.97%        2.02%        2.04%        1.92%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      .28%*          .21%         .18%         .24%         .51%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $    9,898    $   11,128   $   10,791   $    9,341   $   14,015
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                          1.73%         4.05%        9.13%       96.44%       50.96%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Amounts do not include expenses of the Underlying Funds. As of June 30, 2005, the expense ratios of the Underlying Funds ranged from .03% to .10% as of their most recent periods ended.
               As of December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, this range was from .03% to .09%, .04% to .17%, .04% to .08% and 1.21% to 1.72%, respectively. The impact of the Underlying Funds' expense ratios on the Fund can vary according to changes in the Underlying
               Funds' expenses and the investment weighting the Fund has in the Underlying Funds.

          ++++ Amount is less than $(.01) per share.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Financial Highlights (continued)                                                                            Long-Term Growth Fund
                                                                                             Class C

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived           June 30,           For the Year Ended December 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $     9.07    $     8.34   $     6.81   $     8.16   $     9.02
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net+++++                                   .01           .02          .01          .02          .04
           Realized and unrealized gain (loss)--net                    (.08)           .74         1.54       (1.35)        (.90)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                            (.07)           .76         1.55       (1.33)        (.86)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                     --         (.03)        (.02)        (.02)       --++++
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $     9.00    $     9.07   $     8.34   $     6.81   $     8.16
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                      (.77%)+++         9.09%       22.79%     (16.26%)      (9.50%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement++                1.96%*         1.97%        2.02%        1.86%        1.10%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses++                                                 1.96%*         1.97%        2.02%        2.05%        1.92%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      .29%*          .21%         .20%         .29%         .44%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   20,826    $   22,706   $   23,374   $   18,852   $   24,421
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                          1.73%         4.05%        9.13%       96.44%       50.96%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Amounts do not include expenses of the Underlying Funds. As of June 30, 2005, the expense ratios of the Underlying Funds ranged from .03% to .10% as of their most recent periods ended.
               As of December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, this range was from .03% to .09%, .04% to .17%, .04% to .08% and 1.21% to 1.72%, respectively. The impact of the Underlying Funds' expense ratios on the Fund can vary according to changes in the Underlying
               Funds' expenses and the investment weighting the Fund has in the Underlying Funds.

          ++++ Amount is less than $(.01) per share.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Financial Highlights (continued)                                                                            Long-Term Growth Fund
                                                                                             Class I

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived           June 30,           For the Year Ended December 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $     9.09    $     8.36   $     6.81   $     8.18   $     9.03
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net+++++                                   .06           .11          .09          .10          .07
           Realized and unrealized gain (loss)--net                    (.09)           .74         1.56       (1.37)        (.84)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                            (.03)           .85         1.65       (1.27)        (.77)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                     --         (.12)        (.10)        (.10)        (.08)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $     9.06    $     9.09   $     8.36   $     6.81   $     8.18
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                      (.33%)+++        10.18%       24.19%     (15.59%)      (8.57%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement++                 .94%*          .95%        1.00%         .83%         .08%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses++                                                  .94%*          .95%        1.00%        1.03%         .93%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                     1.33%*         1.24%        1.22%        1.28%         .93%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   38,366    $   40,934   $   39,886   $   31,452   $   42,512
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                          1.73%         4.05%        9.13%       96.44%       50.96%
                                                                  ==========    ==========   ==========   ==========   ==========


             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Amounts do not include expenses of the Underlying Funds. As of June 30, 2005, the expense ratios of the Underlying Funds ranged from .03% to .10% as of their most recent periods ended.
               As of December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, this range was from .03% to .09%, .04% to .17%, 0.4% to .08% and 1.21% to 1.72%, respectively. The impact of the Underlying Funds' expense ratios on the Fund can vary according to changes in the Underlying
               Funds' expenses and the investment weighting the Fund has in the Underlying Funds.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Financial Highlights (continued)                                                                            Long-Term Growth Fund
                                                                                                     Class R

                                                                                                                  For the Period
                                                                                    For the Six    For the Year     October 10,
                                                                                    Months Ended      Ended         2003++++ to
The following per share data and ratios have been derived                             June 30,     December 31,    December 31,
from information provided in the financial statements.                                  2005           2004            2003

Per Share Operating Performance

           Net asset value, beginning of period                                    $       9.08     $       8.35     $       7.89
                                                                                   ------------     ------------     ------------
           Investment income--net+++++                                                      .08              .15              .04
           Realized and unrealized gain (loss)--net                                       (.09)              .70              .52
                                                                                   ------------     ------------     ------------
           Total from investment operations                                               (.01)              .85              .56
                                                                                   ------------     ------------     ------------
           Less dividends from investment income--net                                        --            (.12)            (.10)
                                                                                   ------------     ------------     ------------
           Net asset value, end of period                                          $       9.07     $       9.08     $       8.35
                                                                                   ============     ============     ============

Total Investment Return**

           Based on net asset value per share                                         (.11%)+++           10.19%         6.93%+++
                                                                                   ============     ============     ============

Ratios to Average Net Assets

           Expenses++                                                                    1.19%*            1.20%           1.40%*
                                                                                   ============     ============     ============
           Investment income--net                                                        1.08%*             .99%           1.67%*
                                                                                   ============     ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                                 $     --***     $      --***     $      --***
                                                                                   ============     ============     ============
           Portfolio turnover                                                             1.73%            4.05%            9.13%
                                                                                   ============     ============     ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Amount is less than $1,000.

            ++ Amounts do not include expenses of the Underlying Funds. As of June 30, 2005, the expense ratios of the Underlying Funds ranged from .03% to .10% as of their most recent periods ended.
               As of December 31, 2004 and December 31, 2003, this range was from .03% to .09% and .04% to .17%, respectively. The impact of the Underlying Funds' expense ratios on the Fund can vary according to changes in the Underlying Funds' expenses and the investment weighting the Fund has in the
               Underlying Funds.

          ++++ Commencement of operations.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Financial Highlights (continued)                                                                                  All-Equity Fund
                                                                                             Class A

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived           June 30,           For the Year Ended December 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $     8.60    $     7.76   $     5.97   $     7.68   $     8.81
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income (loss)--net+++++                            .02           .04          .02     --++++++         --++
           Realized and unrealized gain (loss)--net                    (.12)           .81         1.77       (1.71)       (1.13)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                            (.10)           .85         1.79       (1.71)       (1.13)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                     --         (.01)           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $     8.50    $     8.60   $     7.76   $     5.97   $     7.68
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                     (1.16%)+++        10.89%       29.98%     (22.27%)     (12.83%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement++++              1.35%*         1.38%        1.41%        1.11%         .23%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses++++                                               1.35%*         1.38%        1.41%        1.42%        1.28%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income (loss)--net                               .44%*          .51%         .25%         .01%       (.05%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $      596    $      873   $      700   $      805   $    1,668
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                          9.00%         5.92%        5.28%      118.72%       49.26%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Amount is less than $(.01) per share.

          ++++ Amounts do not include expenses of the Underlying Funds. As of June 30, 2005, the expense ratios of the Underlying Funds ranged from .03% to .10% as of their most recent periods ended.
               As of December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, this range was from .03% to .09%, .04% to .17%, .04% to .08% and 1.21% to 1.72%, respectively. The impact of the Underlying Funds' expense ratios on the Fund can vary according to changes in the Underlying
               Funds' expenses and the investment weighting the Fund has in the Underlying Funds.

        ++++++ Amount is less than $.01 per share.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Financial Highlights (continued)                                                                                  All-Equity Fund
                                                                                             Class B

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived           June 30,           For the Year Ended December 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $     8.31    $     7.55   $     5.85   $     7.58   $     8.77
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment loss--net+++++                                   (.01)         (.03)        (.03)        (.05)        (.07)
           Realized and unrealized gain (loss)--net                    (.13)           .79         1.73       (1.68)       (1.12)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                            (.14)           .76         1.70       (1.73)       (1.19)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $     8.17    $     8.31   $     7.55   $     5.85   $     7.58
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                     (1.68%)+++        10.07%       29.06%     (22.82%)     (13.57%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement++                2.13%*         2.15%        2.19%        1.93%        1.00%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses++                                                 2.13%*         2.15%        2.19%        2.21%        2.04%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment loss--net                                      (.22%)*        (.34%)       (.50%)       (.73%)       (.83%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   11,509    $   12,807   $   14,717   $   14,067   $   22,676
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                          9.00%         5.92%        5.28%      118.72%       49.26%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Amounts do not include expenses of the Underlying Funds. As of June 30, 2005, the expense ratios of the Underlying Funds ranged from .03% to .10% as of their most recent periods ended.
               As of December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, this range was from .03% to .09%, .04% to .17%, .04% to .08% and 1.21% to 1.72%, respectively. The impact of the Underlying Funds' expense ratios on the Fund can vary according to changes in the Underlying
               Funds' expenses and the investment weighting the Fund has in the Underlying Funds.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Financial Highlights (continued)                                                                                  All-Equity Fund
                                                                                             Class C

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived           June 30,           For the Year Ended December 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $     8.30    $     7.55   $     5.85   $     7.58   $     8.77
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment loss--net+++++                                   (.01)         (.03)        (.03)        (.05)        (.07)
           Realized and unrealized gain (loss)--net                    (.12)           .78         1.73       (1.68)       (1.12)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                            (.13)           .75         1.70       (1.73)       (1.19)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $     8.17    $     8.30   $     7.55   $     5.85   $     7.58
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                     (1.57%)+++         9.93%       29.06%     (22.82%)     (13.57%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement++                2.13%*         2.15%        2.19%        1.95%        1.01%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses++                                                 2.13%*         2.15%        2.19%        2.23%        2.05%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment loss--net                                      (.24%)*        (.33%)       (.50%)       (.73%)       (.84%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   15,800    $   18,064   $   20,080   $   18,327   $   28,625
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                          9.00%         5.92%        5.28%      118.72%       49.26%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Amounts do not include expenses of the Underlying Funds. As of June 30, 2005, the expense ratios of the Underlying Funds ranged from .03% to .10% as of their most recent periods ended.
               As of December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, this range was from .03% to .09%, .04% to .17%, .04% to .08% and 1.21% to 1.72%, respectively. The impact of the Underlying Funds' expense ratios on the Fund can vary according to changes in the Underlying
               Funds' expenses and the investment weighting the Fund has in the Underlying Funds.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Financial Highlights (continued)                                                                                  All-Equity Fund
                                                                                             Class I

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived           June 30,           For the Year Ended December 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $     8.68    $     7.83   $     6.00   $     7.70   $     8.82
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net+++++                                   .03           .06          .04          .02          .01
           Realized and unrealized gain (loss)--net                    (.13)           .81         1.79       (1.72)       (1.13)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                            (.10)           .87         1.83       (1.70)       (1.12)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                     --         (.02)           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $     8.58    $     8.68   $     7.83   $     6.00   $     7.70
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                     (1.15%)+++        11.16%       30.50%     (21.88%)     (12.70%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement++                1.11%*         1.14%        1.15%         .93%         .00%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses++                                                 1.11%*         1.14%        1.15%        1.20%        1.01%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      .79%*          .76%         .57%         .32%         .18%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   16,712    $   18,900   $   16,068   $   11,135   $   16,057
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                          9.00%         5.92%        5.28%      118.72%       49.26%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Amounts do not include expenses of the Underlying Funds. As of June 30, 2005, the expense ratios of the Underlying Funds ranged from .03% to .10% as of their most recent periods ended.
               As of December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, this range was from .03% to .09%, .04% to .17%, .04% to .08% and 1.21% to 1.72%, respectively. The impact of the Underlying Funds' expense ratios on the Fund can vary according to changes in the Underlying
               Funds' expenses and the investment weighting the Fund has in the Underlying Funds.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005


Financial Highlights (concluded)                                                                                  All-Equity Fund
                                                                                                     Class R

                                                                                                                  For the Period
                                                                                    For the Six    For the Year     October 10,
                                                                                    Months Ended      Ended         2003++++ to
The following per share data and ratios have been derived                             June 30,     December 31,    December 31,
from information provided in the financial statements.                                  2005           2004            2003

Per Share Operating Performance

           Net asset value, beginning of period                                    $       8.45     $       7.62     $       7.03
                                                                                   ------------     ------------     ------------
           Investment income--net***                                                        .03              .06              .03
           Realized and unrealized gain (loss)--net                                       (.14)              .78              .56
                                                                                   ------------     ------------     ------------
           Total from investment operations                                               (.11)              .84              .59
           Less dividends from investment income--net                                        --            (.01)               --
                                                                                   ------------     ------------     ------------
           Net asset value, end of period                                          $       8.34     $       8.45     $       7.62
                                                                                   ============     ============     ============

Total Investment Return**

           Based on net asset value per share                                        (1.30%)+++           10.96%         8.39%+++
                                                                                   ============     ============     ============

Ratios to Average Net Assets

           Expenses++                                                                    1.36%*            1.50%           1.54%*
                                                                                   ============     ============     ============
           Investment income--net                                                         .61%*             .79%           1.05%*
                                                                                   ============     ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                                $         88     $         87     $    --+++++
                                                                                   ============     ============     ============
           Portfolio turnover                                                             9.00%            5.92%            5.28%
                                                                                   ============     ============     ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Amounts do not include expenses of the Underlying Funds. As of June 30, 2005, the expense ratios of the Underlying Funds ranged from .03% to .10% as of their most recent periods ended.
               As of December 31, 2004 and December 31, 2003, this range was from .03% to .09% and .04% to .17%, respectively. The impact of the Underlying Funds' expense ratios on the Fund can vary according to changes in the Underlying Funds' expenses and the investment weighting the Fund has in the
               Underlying Funds.

          ++++ Commencement of operations.

           +++ Aggregate total investment return.

         +++++ Amount is less than $1,000.

               See Notes to Financial Statements.


MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Strategy Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company consisting of three separate funds: Merrill Lynch Strategy Growth and Income Fund ("Growth and Income Fund"), Merrill Lynch Strategy Long-Term Growth Fund ("Long-Term Growth Fund") and Merrill Lynch Strategy All-Equity Fund ("All-Equity Fund") (the "Fund" or "Funds"). Each Fund seeks to achieve its respective investment objective by investing in a mix of Underlying Funds (the "Underlying Funds"), managed or distributed by Fund Asset Management, L.P. ("FAM"), or one of its affiliates. The equity portion of each Fund is invested in the Master S&P 500 Index Series, Master Mid Cap Index Series, Master Small Cap Index Series and Master International Index Series. The fixed income portion of Growth and Income Fund and Long-Term Growth Fund is invested in the Master Aggregate Bond Index Series. The value of each Fund's investment in the Underlying Funds reflects the Fund's proportionate interest in the net assets of each Underlying Fund. The performance of each Fund is impacted by the performance of the Underlying Funds. In addition, each Fund may invest some of its assets directly in derivative instruments. Each Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Each Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Each Fund records its investment in the Underlying Funds at fair value. Equity securities that are held by each Fund and the Underlying Funds that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Corporation. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Corporation. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Funds and Underlying Funds employ pricing services to provide certain security prices for each Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Corporation, including valuations furnished by the pricing services retained by each Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Funds under the general supervision of the Corporation's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Corporation.



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of each Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Corporation's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Corporation's Board of Directors.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of each Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--Each Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--Each Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--Each Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--Each Fund may enter into swap agreements, which are over-the-counter contracts in which each Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by each Fund are recorded in the accompanying Statement of Operations as realized gains and losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks may exceed amounts recognized in the financial statements. Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



Notes to Financial Statements (continued)


* Short sales--When a Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Funds record daily their proportionate share of the Underlying Funds' income, expenses and realized and unrealized gains and losses.

(e) Expenses--Most expenses of the Corporation can be directly attributed to a Fund. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Each Fund indirectly bears its proportional share of the fees and expenses of the Underlying Funds in which it invests. Accordingly, each Fund's investment return will be net of both the fees and expenses of the Underlying Funds and the expenses attributable to each Fund.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by each Fund are recorded on the ex-dividend dates.

(h) Securities lending--Each Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Where each Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Each Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where each Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. Each Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, each Fund could experience delays and costs in gaining access to the collateral. Each Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Corporation has entered into an Investment Advisory Agreement with FAM.
The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



Notes to Financial Statements (continued)


FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly fee at the annual rate of .15% of that Fund's average daily net assets.

The Corporation has also entered into an Administration Agreement with FAM. The Corporation pays a monthly fee at an annual rate of .35% of each Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Funds.

Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Funds pay the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, provides account maintenance and distribution services to the Corporation. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended June 30, 2005, the All-Equity Fund did not accrue Class R distribution fees and the Growth and Income Fund did not accrue distribution fees for a portion of the period because of regulatory fee limits. For the six months ended June 30, 2005, the Long-Term Growth Fund did not accrue Class R distribution fees.

For the six months ended June 30, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of Class A and Class I Shares as follows:


                               Growth and      Long-Term
                                   Income         Growth     All-Equity
                                     Fund           Fund           Fund

Class A:
  FAMD                             $  143         $  193         $   52
  MLPF&S                           $1,604         $2,625         $  644
Class I:
  FAMD                                 --             --             --
  MLPF&S                           $    5         $    5         $    5


MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:

                                             Class B            Class C

Growth and Income Fund                       $ 7,322             $  173
Long-Term Growth Fund                        $10,087             $1,271
All-Equity Fund                              $14,683             $  478


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Corporation's transfer agent.

Each Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Series also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the six months ended June 30, 2005, the Funds reimbursed FAM an aggregate of $1,913 for certain accounting services.

Certain officers and/or directors of the Corporation are officers and/or directors of FAM, PSI, FAMD, FDS, ML & Co., and/or MLIM, LLC.



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



Notes to Financial Statements (continued)


3. Investments:
Contributions and withdrawals in the Fund's investment in the Underlying Funds for the six months ended June 30, 2005 were as follows:


                                       Contributions        Withdrawals

Growth and Income Fund                            --        $ 4,130,000
Long-Term Growth Fund                     $1,250,000        $ 7,030,000
All-Equity Fund                           $4,000,000        $10,970,000


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions for the six months ended June 30, 2005 and the year ended December 31, 2004 were as follows:

                                             For the            For the
                                          Six Months         Year Ended
                                      Ended June 30,       December 31,
                                                2005               2004

Growth and Income Fund                  $(2,348,498)       $(2,992,338)
Long-Term Growth Fund                   $(4,748,631)       $(5,013,593)
All-Equity Fund                         $(5,309,958)       $(5,687,011)


Transactions in capital shares for each class were as follows:


Growth and Income Fund

Class A Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                   17,123    $       159,844
Automatic conversion of shares                11,712            108,881
                                      --------------    ---------------
Total issued                                  28,835            268,725
Shares redeemed                             (12,015)          (111,297)
                                      --------------    ---------------
Net increase                                  16,820    $       157,428
                                      ==============    ===============


Growth and Income Fund

Class A Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                   23,778    $       213,699
Automatic conversion of shares                 9,912             88,359
Shares issued to shareholders in
   reinvestment of dividends                   1,199             11,150
                                      --------------    ---------------
Total issued                                  34,889            313,208
Shares redeemed                             (68,740)          (621,218)
                                      --------------    ---------------
Net decrease                                (33,851)    $     (308,010)
                                      ==============    ===============


Growth and Income Fund

Class B Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                  188,223    $     1,742,711
                                      --------------    ---------------
Shares redeemed                            (223,276)        (2,063,920)
Automatic conversion of shares              (11,774)          (108,881)
                                      --------------    ---------------
Total redeemed                             (235,050)        (2,172,801)
                                      --------------    ---------------
Net decrease                                (46,827)    $     (430,090)
                                      ==============    ===============


Growth and Income Fund

Class B Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                  361,309    $     3,236,045
Shares issued to shareholders in
   reinvestment of dividends                   5,830             54,046
                                      --------------    ---------------
Total issued                                 367,139          3,290,091
                                      --------------    ---------------
Automatic conversion of shares             (379,329)        (3,388,959)
Shares redeemed                              (9,987)           (88,359)
                                      --------------    ---------------
Total redeemed                             (389,316)        (3,477,318)
                                      --------------    ---------------
Net decrease                                (22,177)    $     (187,227)
                                      ==============    ===============


Growth and Income Fund

Class C Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                  105,650    $       980,323
Shares redeemed                            (211,121)        (1,953,015)
                                      --------------    ---------------
Net decrease                               (105,471)    $     (972,692)
                                      ==============    ===============


Growth and Income Fund

Class C Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                  289,740    $     2,579,300
Shares issued to shareholders in
   reinvestment of dividends                   6,946             64,394
                                      --------------    ---------------
Total issued                                 296,686          2,643,694
Shares redeemed                            (723,672)        (6,433,650)
                                      --------------    ---------------
Net decrease                               (426,986)    $   (3,789,956)
                                      ==============    ===============



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



Notes to Financial Statements (continued)


Growth and Income Fund

Class I Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                   62,123    $       576,896
Shares redeemed                            (184,212)        (1,710,520)
                                      --------------    ---------------
Net decrease                               (122,089)    $   (1,133,624)
                                      ==============    ===============


Growth and Income Fund

Class I Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                  516,270    $     4,618,921
Shares issued to shareholders in
   reinvestment of dividends                  23,253            215,786
                                      --------------    ---------------
Total issued                                 539,523          4,834,707
Shares redeemed                            (406,119)        (3,639,995)
                                      --------------    ---------------
Net increase                                 133,404    $     1,194,712
                                      ==============    ===============


Growth and Income Fund

Class R Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                    7,199    $        66,988
Shares redeemed                              (3,891)           (36,508)
                                      --------------    ---------------
Net increase                                   3,308    $        30,480
                                      ==============    ===============


Growth and Income Fund

Class R Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                   27,429    $       246,422
Shares issued to shareholders in
   reinvestment of dividends                      96                887
                                      --------------    ---------------
Total issued                                  27,525            247,309
Shared redeemed                             (16,619)          (149,166)
                                      --------------    ---------------
Net increase                                  10,906    $        98,143
                                      ==============    ===============


Long-Term Growth Fund

Class A Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                  132,713    $     1,187,279
Automatic conversion of shares                   744              6,710
                                      --------------    ---------------
Total issued                                 133,457          1,193,989
Shares redeemed                             (81,060)          (730,670)
                                      --------------    ---------------
Net increase                                  52,397    $       463,319
                                      ==============    ===============


Long-Term Growth Fund

Class A Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                  174,390    $     1,494,196
Automatic conversion of shares                 2,297             19,552
Shares issued to shareholders in
   reinvestment of dividends                   1,619             14,439
                                      --------------    ---------------
Total issued                                 178,306          1,528,187
Shares redeemed                            (134,249)        (1,138,395)
                                      --------------    ---------------
Net increase                                  44,057    $       389,792
                                      ==============    ===============


Long-Term Growth Fund

Class B Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                   50,662    $       452,908
                                      --------------    ---------------
Automatic conversion of shares                 (745)            (6,710)
Shares redeemed                            (175,964)        (1,576,645)
                                      --------------    ---------------
Total redeemed                             (176,709)        (1,583,355)
                                      --------------    ---------------
Net decrease                               (126,047)    $   (1,130,447)
                                      ==============    ===============


Long-Term Growth Fund

Class B Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                  222,109    $     1,893,302
Shares issued to shareholders in
   reinvestment of dividends                   3,323             29,381
                                      --------------    ---------------
Total issued                                 225,432          1,922,683
                                      --------------    ---------------
Automatic conversion of shares               (2,304)           (19,552)
Shares redeemed                            (290,392)        (2,486,308)
                                      --------------    ---------------
Total redeemed                             (292,696)        (2,505,860)
                                      --------------    ---------------
Net decrease                                (67,264)    $     (583,177)
                                      ==============    ===============


Long-Term Growth Fund

Class C Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                  155,346    $     1,378,356
Shares redeemed                            (343,348)        (3,060,925)
                                      --------------    ---------------
Net decrease                               (188,002)    $   (1,682,569)
                                      ==============    ===============



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



Notes to Financial Statements (continued)


Long-Term Growth Fund

Class C Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                  456,544    $     3,876,882
Shares issued to shareholders in
   reinvestment of dividends                   6,606             58,270
                                      --------------    ---------------
Total issued                                 463,150          3,935,152
Shares redeemed                            (763,257)        (6,484,869)
                                      --------------    ---------------
Net decrease                               (300,107)    $   (2,549,717)
                                      ==============    ===============


Long-Term Growth Fund

Class I Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                  178,624    $     1,601,950
Shares redeemed                            (447,223)        (4,000,884)
                                      --------------    ---------------
Net decrease                               (268,599)    $   (2,398,934)
                                      ==============    ===============


Long-Term Growth Fund

Class I Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                  832,836    $     7,100,127
Shares issued to shareholders in
   reinvestment of dividends                  58,966            526,766
                                      --------------    ---------------
Total issued                                 891,802          7,626,893
Shares redeemed                          (1,162,496)        (9,897,384)
                                      --------------    ---------------
Net decrease                               (270,694)    $   (2,270,491)
                                      ==============    ===============


Long-Term Growth Fund

Class R Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                       --                 --
                                      --------------    ---------------
Net increase                                      --                 --
                                      ==============     ==============


Long-Term Growth Fund

Class R Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                        8    $            75
Shares issued to shareholders in
   reinvestment of dividends                     --*                  1
                                      --------------    ---------------
Total issued                                       8                 76
Shares redeemed                                  (8)               (76)
                                      --------------    ---------------
Net increase                                     --*                 --
                                      ==============    ===============

* Amount is less than 1 share.


All-Equity Fund

Class A Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                    4,376    $        36,824
Automatic conversion of shares                   221              1,875
                                      --------------    ---------------
Total issued                                   4,597             38,699
Shares redeemed                             (35,906)          (305,519)
                                      --------------    ---------------
Net decrease                                (31,309)    $     (266,820)
                                      ==============    ===============


All-Equity Fund

Class A Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                   89,290    $       721,754
Automatic conversion of shares                   230              1,840
Shares issued to shareholders in
   reinvestment of dividends                      43                365
                                      --------------    ---------------
Total issued                                  89,563            723,959
Shares redeemed                             (78,308)          (606,312)
                                      --------------    ---------------
Net increase                                  11,255    $       117,647
                                      ==============    ===============


All-Equity Fund

Class B Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                   18,929    $       153,156
                                      --------------    ---------------
Automatic conversion of shares                 (229)            (1,875)
Shares redeemed                            (152,565)        (1,245,825)
                                      --------------    ---------------
Total redeemed                             (152,794)        (1,247,700)
                                      --------------    ---------------
Net decrease                               (133,865)    $   (1,094,544)
                                      ==============    ===============


All-Equity Fund

Class B Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                   71,988    $       551,368
                                      --------------    ---------------
Automatic conversion of shares                 (237)            (1,840)
Shares redeemed                            (479,426)        (3,671,879)
                                      --------------    ---------------
Total redeemed                             (479,663)        (3,673,719)
                                      --------------    ---------------
Net decrease                               (407,675)    $   (3,122,351)
                                      ==============    ===============


All-Equity Fund

Class C Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                   55,602    $       450,129
Shares redeemed                            (297,351)        (2,424,032)
                                      --------------    ---------------
Net decrease                               (241,749)    $   (1,973,903)
                                      ==============    ===============



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



Notes to Financial Statements (concluded)


All-Equity Fund

Class C Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                  235,697    $     1,819,388
Shares redeemed                            (720,974)        (5,537,949)
                                      --------------    ---------------
Net decrease                               (485,277)    $   (3,718,561)
                                      ==============    ===============


All-Equity Fund

Class I Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                  102,288    $       873,126
Shares redeemed                            (333,145)        (2,849,896)
                                      --------------    ---------------
Net decrease                               (230,857)    $   (1,976,770)
                                      ==============    ===============


All-Equity Fund

Class I Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                  629,734    $     5,025,397
Shares issued to shareholders in
   reinvestment of dividends                   5,856             49,954
                                      --------------    ---------------
Total issued                                 635,590          5,075,351
Shares redeemed                            (510,171)        (4,119,924)
                                      --------------    ---------------
Net increase                                 125,419    $       955,427
                                      ==============    ===============


All-Equity Fund

Class R Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                      307    $         2,540
Total redeemed                                  (56)              (461)
                                      --------------    ---------------
Net increase                                     251    $         2,079
                                      ==============    ===============


All-Equity Fund

Class R Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                   10,522    $        83,038
Shares issued to shareholders in
   reinvestment of dividends                       6                 54
                                      --------------    ---------------
Total issued                                  10,528             83,092
Total redeemed                                 (296)            (2,265)
                                      --------------    ---------------
Net increase                                  10,232    $        80,827
                                      ==============    ===============


5. Capital Loss Carryforward:
On December 31, 2004, each Fund in the Corporation had a net capital loss carryforward as follows: $15,278,876 in the Growth and Income Fund, of which $96,058 expires in 2008, $972,563 expires in 2009, $9,992,600 expires in 2010,
$1,361,702 expires in 2011 and $2,855,953 expires in 2012; $11,823,153 in the
Long-Term Growth Fund, of which $32,166 expires in 2008, $1,183,440 expires in 2009, $10,171,497 expires in 2010 and $436,050 expires in 2011; and $21,578,955 in the All-Equity Fund, of which $159,457 expires in 2008, $3,315,433 expires in 2009, $16,819,783 expires in 2010, $740,923 expires in 2011 and $543,359 expires in 2012. These amounts will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of each Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of each Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to each Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to each Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates with respect to each Fund. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to each Fund's Investment Advisory Agreement. These materials are prepared with respect to each Fund, and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Funds; (c) a discussion by the Funds' portfolio management team of investment strategies used by the Funds during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Funds; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), each Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with each Fund.



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



Disclosure of Investment Advisory Agreement (continued)


Certain Specific Renewal Data

In connection with the most recent renewal of each Fund's Investment Advisory Agreement in May 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Funds by the Investment Adviser were satisfactory. The Board compared Fund performance - both including and excluding the effects of each Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years, or, where a fund has been in existence less than five years, since inception. For the periods ended March 31, 2005, the Merrill Lynch Strategy Long-Term Growth Fund's performance after fees and expenses ranked in the third quintile for the one-year, three-year, and since inception periods. The Merrill Lynch Strategy Growth and Income Fund's performance after fees and expenses ranked in the third quintile for the one- and three-year periods, and in the fourth quintile for the period since inception. The Merrill Lynch Strategy All-Equity Fund's performance after fees and expenses ranked in the second quintile for the one-year period, in the first quintile for the three-year period, and in the third quintile for the period since inception. Considering these factors, the Board concluded that each Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually each Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Funds' portfolio manager. The Board also considered the experience of the Funds' portfolio manager and noted that Mr. Green has more than eight years experience in portfolio management. The Board noted that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Funds. The
Board concluded that each Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews each Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares each Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as offshore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to each Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Funds, but believed that less extensive services were being provided to such clients. While the contractual management fee rate applicable to each Fund was slightly higher than the median of the fees charged by comparable funds, each Fund's actual management fee rate was well-above the median actual management fee rate compared to its peer group. Total expenses for each of the Merrill Lynch Strategy All-Equity Fund and the Merrill Lynch Strategy Long-Term Growth Fund were below the median expenses of comparable funds, and total expenses for the Merrill Lynch Strategy Growth and Income Fund were slightly above the median expenses of comparable funds. The Board has concluded that each Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



Disclosure of Investment Advisory Agreement (concluded)


Profitability--The Board considers the cost of the services provided to each Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of each Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of each Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of each Fund increase and whether there should be changes in the management fee rate or structure in order to enable each Fund to participate in these economies of scale. While there was no evidence to date that any Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of each existing Investment Advisory Agreement concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



Availability of Quarterly Schedule of Investments


The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Series' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Series offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH STRATEGY SERIES, INC.                               JUNE 30, 2005



Portfolio Information                               Master S&P 500 Index Series


As of June 30, 2005

                                                  Percent of
Sector* Representation                     Total Investments

Financials                                        18.6%
Information Technology                            13.9
Industrials                                       13.6
Health Care                                       12.3
Consumer Staples                                   9.3
Energy                                             8.1
Consumer Discretionary                             6.4
Utilities                                          3.9
Telecommunication Services                         2.9
Materials                                          2.6
Other**                                            8.4

 * For Series compliance purposes, "Sector" means any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

** Includes portfolio holdings in short-term investments.



MASTER S&P 500 INDEX SERIES                                       JUNE 30, 2005

Summary Schedule of Investments                     Master S&P 500 Index Series


This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets.
"Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling
800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.


                                       Shares                                                                          Percent of
Industry*                                Held   Common Stocks                                                Value     Net Assets
Aerospace & Defense                   228,220   Boeing Co.                                             $    15,062,520       0.5%
                                      285,496   United Technologies Corp.                                   14,660,220       0.5
                                                Other Securities                                            39,591,316       1.3
                                                                                                       ---------------     ------
                                                                                                            69,314,056       2.3

Air Freight & Logistics               311,000   United Parcel Service, Inc. Class B                         21,508,760       0.7
                                                Other Securities                                             7,519,752       0.3
                                                                                                       ---------------     ------
                                                                                                            29,028,512       1.0

Airlines                                        Other Securities                                             3,052,854       0.1

Auto Components                                 Other Securities                                             5,441,332       0.2

Automobiles                                     Other Securities                                            14,518,768       0.5

Beverages                             630,428   The Coca-Cola Co.                                           26,320,369       0.9
                                      467,288   PepsiCo, Inc.                                               25,200,842       0.8
                                                Other Securities                                            17,993,196       0.6
                                                                                                       ---------------     ------
                                                                                                            69,514,407       2.3

Biotechnology                         347,647   Amgen, Inc. (a)                                             21,018,738       0.7
                                                Other Securities                                            17,105,176       0.6
                                                                                                       ---------------     ------
                                                                                                            38,123,914       1.3

Building Products                               Other Securities                                             5,949,965       0.2

Capital Markets                       259,367   Merrill Lynch & Co., Inc. (b)                               14,267,779       0.5
                                      310,498   Morgan Stanley                                              16,291,830       0.5
                                                Other Securities                                            54,544,703       1.8
                                                                                                       ---------------     ------
                                                                                                            85,104,312       2.8

Chemicals                                       Other Securities                                            48,215,726       1.6

Commercial Banks                    1,129,906   Bank of America Corp.                                       51,535,013       1.7
                                      510,865   U.S. Bancorp                                                14,917,258       0.5
                                      438,926   Wachovia Corp.                                              21,770,730       0.7
                                      472,522   Wells Fargo & Co.                                           29,097,905       0.9
                                                Other Securities                                            60,106,100       2.0
                                                                                                       ---------------     ------
                                                                                                           177,427,006       5.8

Commercial Services & Supplies                  Other Securities                                            21,962,081       0.7

Communications Equipment            1,786,271   Cisco Systems, Inc. (a)                                     34,135,639       1.1
                                      458,760   Qualcomm, Inc.                                              15,143,668       0.5
                                                Other Securities                                            29,246,415       1.0
                                                                                                       ---------------     ------
                                                                                                            78,525,722       2.6

Computers & Peripherals               676,216   Dell, Inc. (a)                                              26,717,294       0.9
                                      825,917   Hewlett-Packard Co.                                         19,417,309       0.6
                                      451,467   International Business Machines Corp.                       33,498,851       1.1
                                                Other Securities                                            28,543,929       1.0
                                                                                                       ---------------     ------
                                                                                                           108,177,383       3.6

Construction & Engineering                      Other Securities                                             1,235,939       0.0

Construction Materials                          Other Securities                                             1,692,795       0.1

Consumer Finance                      332,484   American Express Co.                                        17,698,123       0.6
                                                Other Securities                                            21,674,005       0.7
                                                                                                       ---------------     ------
                                                                                                            39,372,128       1.3

Containers & Packaging                          Other Securities                                             5,156,774       0.2

Distributors                                    Other Securities                                             1,861,952       0.1


MASTER S&P 500 INDEX SERIES                                       JUNE 30, 2005


Summary Schedule of Investments (continued)                                                           Master S&P 500 Index Series
                                       Shares                                                                          Percent of
Industry*                                Held   Common Stocks                                                Value     Net Assets
Diversified Consumer Services                   Other Securities                                       $     6,650,084       0.2%

Diversified Financial Services      1,456,836   Citigroup, Inc.                                             67,349,528       2.2
                                      990,056   JPMorgan Chase & Co.                                        34,968,778       1.2
                                                Other Securities                                             9,482,348       0.3
                                                                                                       ---------------     ------
                                                                                                           111,800,654       3.7

Diversified Telecommunication         920,605   SBC Communications, Inc. (c)                                21,864,369       0.7
Services                              771,928   Verizon Communications, Inc.                                26,670,112       0.9
                                                Other Securities                                            38,485,887       1.3
                                                                                                       ---------------     ------
                                                                                                            87,020,368       2.9

Electric Utilities                              Other Securities                                            64,738,035       2.1

Electrical Equipment                            Other Securities                                            12,049,830       0.4

Electronic Equipment & Instruments              Other Securities                                             8,465,229       0.3

Energy Equipment & Services                     Other Securities                                            39,309,456       1.3

Food & Staples Retailing              939,955   Wal-Mart Stores, Inc.                                       45,305,831       1.5
                                                Other Securities                                            40,932,557       1.3
                                                                                                       ---------------     ------
                                                                                                            86,238,388       2.8

Food Products                                   Other Securities                                            35,969,400       1.2

Gas Utilities                                   Other Securities                                             4,120,421       0.1

Health Care Equipment & Supplies      337,040   Medtronic, Inc.                                             17,455,302       0.6
                                                Other Securities                                            49,538,997       1.6
                                                                                                       ---------------     ------
                                                                                                            66,994,299       2.2

Health Care Providers & Services      357,556   UnitedHealth Group, Inc.                                    18,642,970       0.6
                                                Other Securities                                            66,727,375       2.2
                                                                                                       ---------------     ------
                                                                                                            85,370,345       2.8

Hotels, Restaurants & Leisure                   Other Securities                                            47,955,480       1.6

Household Durables                              Other Securities                                            19,276,104       0.6

Household Products                    691,096   Procter & Gamble Co. (c)                                    36,455,314       1.2
                                                Other Securities                                            18,794,319       0.6
                                                                                                       ---------------     ------
                                                                                                            55,249,633       1.8

IT Services                                     Other Securities                                            32,534,390       1.1

Independent Power Producers &                   Other Securities                                            20,308,504       0.7
Energy Traders

Industrial Conglomerates              215,088   3M Co.                                                      15,550,862       0.5
                                    2,963,681   General Electric Co.                                       102,691,547       3.4
                                      561,025   Tyco International Ltd. (c)                                 16,381,930       0.5
                                                Other Securities                                             2,716,492       0.1
                                                                                                       ---------------     ------
                                                                                                           137,340,831       4.5

Insurance                             725,807   American International Group, Inc.                          42,169,387       1.4
                                                Other Securities                                            89,725,862       2.9
                                                                                                       ---------------     ------
                                                                                                           131,895,249       4.3

Internet & Catalog Retail                       Other Securities                                            10,962,621       0.4

Internet Software & Services                    Other Securities                                            12,375,594       0.4

Leisure Equipment & Products                    Other Securities                                             6,157,098       0.2

Machinery                                       Other Securities                                            42,859,214       1.4

Media                                 497,643   Comcast Corp. Class A (a)(c)                                15,277,640       0.5
                                    1,308,884   Time Warner, Inc. (a)                                       21,871,452       0.7
                                      449,463   Viacom, Inc. Class B                                        14,391,805       0.5
                                      570,547   Walt Disney Co.                                             14,366,373       0.5
                                                Other Securities                                            45,191,745       1.5
                                                                                                       ---------------     ------
                                                                                                           111,099,015       3.7

Metals & Mining                                 Other Securities                                            20,000,500       0.7


MASTER S&P 500 INDEX SERIES                                       JUNE 30, 2005


Summary Schedule of Investments (continued)                                                           Master S&P 500 Index Series
                                       Shares                                                                          Percent of
Industry*                                Held   Common Stocks                                                Value     Net Assets
Multi-Utilities                                 Other Securities                                       $    14,820,196       0.5%

Multiline Retail                                Other Securities                                            40,106,497       1.3

Office Electronics                              Other Securities                                             3,419,948       0.1

Oil, Gas & Consumable Fuels           586,100   Chevron Corp.                                               32,774,712       1.1
                                      388,178   ConocoPhillips                                              22,316,353       0.7
                                    1,777,912   Exxon Mobil Corp. (d)                                      102,176,603       3.4
                                                Other Securities                                            72,440,943       2.4
                                                                                                       ---------------     ------
                                                                                                           229,708,611       7.6

Paper & Forest Products                         Other Securities                                            12,504,088       0.4

Personal Products                     278,001   The Gillette Co.                                            14,075,191       0.4
                                                Other Securities                                             5,454,300       0.2
                                                                                                       ---------------     ------
                                                                                                            19,529,491       0.6

Pharmaceuticals                       434,517   Abbott Laboratories                                         21,295,678       0.7
                                      532,461   Bristol-Myers Squibb Co.                                    13,300,876       0.4
                                      315,677   Eli Lilly & Co. (c)                                         17,586,366       0.6
                                      828,777   Johnson & Johnson                                           53,870,505       1.8
                                      620,857   Merck & Co., Inc. (c)                                       19,122,396       0.6
                                    2,077,381   Pfizer, Inc.                                                57,294,168       1.9
                                      372,399   Wyeth                                                       16,571,756       0.5
                                                Other Securities                                            17,718,912       0.6
                                                                                                       ---------------     ------
                                                                                                           216,760,657       7.1

Real Estate                                     Other Securities                                            17,741,019       0.6

Road & Rail                                     Other Securities                                            15,122,760       0.5

Semiconductors &                    1,730,131   Intel Corp.                                                 45,087,214       1.5
Semiconductor Equipment                         Other Securities                                            53,201,283       1.7
                                                                                                       ---------------     ------
                                                                                                            98,288,497       3.2

Software                            2,809,624   Microsoft Corp. (d)                                         69,791,060       2.3
                                    1,264,385   Oracle Corp. (a)                                            16,689,882       0.5
                                                Other Securities                                            30,984,755       1.0
                                                                                                       ---------------     ------
                                                                                                           117,465,697       3.8

Specialty Retail                      599,986   Home Depot, Inc.                                            23,339,455       0.7
                                                Other Securities                                            48,099,597       1.6
                                                                                                       ---------------     ------
                                                                                                            71,439,052       2.3

Textiles, Apparel & Luxury Goods                Other Securities                                            13,565,662       0.4

Thrifts & Mortgage Finance            269,673   Fannie Mae                                                  15,748,903       0.5
                                                Other Securities                                            36,540,622       1.2
                                                                                                       ---------------     ------
                                                                                                            52,289,525       1.7

Tobacco                               576,818   Altria Group, Inc.                                          37,297,052       1.2
                                                Other Securities                                             4,786,018       0.2
                                                                                                       ---------------     ------
                                                                                                            42,083,070       1.4

Trading Companies & Distributors                Other Securities                                             1,213,325       0.0

Wireless Telecommunication Services             Other Securities                                            10,054,129       0.3

                                                Total Common Stocks
                                                (Cost--$2,631,120,091)                                   3,036,528,592      99.9


MASTER S&P 500 INDEX SERIES                                       JUNE 30, 2005


Summary Schedule of Investments (concluded)                                                           Master S&P 500 Index Series
                                                                                                                       Percent of
                          Beneficial Interest   Short-Term Securities                                        Value     Net Assets
                                $   4,059,528   Merrill Lynch Liquidity Series, LLC
                                                Cash Sweep Series I (b)                                $     4,059,528       0.1%
                                  273,771,801   Merrill Lynch Liquidity Series, LLC
                                                Money Market Series (b)(e)                                 273,771,801       9.0

                                                Total Short-Term Securities
                                                (Cost--$277,831,329)                                       277,831,329       9.1

Total Investments (Cost--$2,908,951,420**)                                                               3,314,359,921     109.0
Liabilities in Excess of Other Assets                                                                    (272,641,990)      (9.0)
                                                                                                       ---------------     ------
Net Assets                                                                                             $ 3,041,717,931     100.0%
                                                                                                       ===============     ======

 * For Series compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.


 ** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                           $2,990,049,830
                                                             ==============
    Gross unrealized appreciation                            $  575,807,921
    Gross unrealized depreciation                             (251,497,830)
                                                             --------------
    Net unrealized appreciation                              $  324,310,091
                                                             ==============


(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Series
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  Dividend/
                                                    Net            Interest
    Affiliate                                     Activity           Income

    Merrill Lynch & Co., Inc.                         15,800       $ 91,024
    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                     $ (9,770,988)       $239,842
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                     $  78,464,521       $156,145

(c) Security, or a portion of security, is on loan.

(d) All or a portion of security held as collateral in connection with open financial futures contracts.

(e) Security was purchased with the cash proceeds from security loans.

    Financial futures contracts purchased as of June 30, 2005 were as follows:

    Number of                   Expiration        Face        Unrealized
    Contracts      Issue           Date          Value       Depreciation

      22          S&P 500       September
                   Index           2005        $6,587,016     $(11,766)

    See Notes to Financial Statements.


MASTER S&P 500 INDEX SERIES                                       JUNE 30, 2005


Statement of Assets and Liabilities                                                                   Master S&P 500 Index Series

As of June 30, 2005
Assets

           Investments in unaffiliated securities, at value (including securities loaned
           of $263,405,503) (identified cost--$2,619,335,969)                                                     $ 3,022,260,813
           Investments in affiliated securities, at value (identified cost--$289,615,451)                             292,099,108
           Receivables:
               Dividends                                                                       $     3,887,003
               Contributions                                                                         3,547,618
               Security lending                                                                         36,351
               Interest from affiliates                                                                 36,279          7,507,251
                                                                                               ---------------
           Prepaid expenses and other assets                                                                               22,494
                                                                                                                  ---------------
           Total assets                                                                                             3,321,889,666
                                                                                                                  ---------------

Liabilities

           Collateral on securities loaned, at value                                                                  273,771,801
           Payables:
               Withdrawals                                                                           6,051,577
               Custodian bank                                                                           99,473
               Variation margin                                                                         46,977
               Other affiliates                                                                         31,384
               Investment adviser                                                                       11,398          6,240,809
                                                                                               ---------------
           Accrued expenses and other liabilities                                                                         159,125
                                                                                                                  ---------------
           Total liabilities                                                                                          280,171,735
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $ 3,041,717,931
                                                                                                                  ===============

Net Assets Consist of

           Investors' capital                                                                                     $ 2,636,321,196
           Unrealized appreciation--net                                                                               405,396,735
                                                                                                                  ---------------
           Net Assets                                                                                             $ 3,041,717,931
                                                                                                                  ===============

           See Notes to Financial Statements.


MASTER S&P 500 INDEX SERIES                                       JUNE 30, 2005


Statement of Operations                                                                               Master S&P 500 Index Series

For the Six Months Ended June 30, 2005
Investment Income

           Dividends (including $91,024 from affiliates)                                                          $    26,846,097
           Interest from affiliates                                                                                       239,842
           Securities lending                                                                                             156,145
                                                                                                                  ---------------
           Total income                                                                                                27,242,084
                                                                                                                  ---------------

Expenses

           Accounting services                                                                 $       213,807
           Investment advisory fees                                                                     74,712
           Professional fees                                                                            61,697
           Custodian fees                                                                               60,757
           Printing and shareholder reports                                                             20,644
           Trustees' fees and expenses                                                                  12,712
           Other                                                                                        31,358
                                                                                               ---------------
           Total expenses                                                                                                 475,687
                                                                                                                  ---------------
           Investment income--net                                                                                      26,766,397
                                                                                                                  ---------------

Realized & Unrealized Loss--Net

           Realized loss on:
               Investments (including $(8,596) from affiliates)--net                              (17,132,450)
               Futures contracts--net                                                                (196,802)       (17,329,252)
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                   (32,501,090)
               Futures contracts--net                                                                (294,519)       (32,795,609)
                                                                                               ---------------    ---------------
           Total realized and unrealized loss--net                                                                   (50,124,861)
                                                                                                                  ---------------
           Net Decrease in Net Assets Resulting from Operations                                                   $  (23,358,464)
                                                                                                                  ===============

           See Notes to Financial Statements.


MASTER S&P 500 INDEX SERIES                                       JUNE 30, 2005


Statements of Changes in Net Assets                                                                   Master S&P 500 Index Series

                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                    June 30,        December 31,
Increase (Decrease) in Net Assets:                                                                    2005              2004
Operations

           Investment income--net                                                                $  26,766,397      $  54,363,547
           Realized loss--net                                                                     (17,329,252)       (31,855,334)
           Change in unrealized appreciation/depreciation--net                                    (32,795,609)        263,686,004
                                                                                               ---------------    ---------------
           Net increase (decrease) in net assets resulting from operations                        (23,358,464)        286,194,217
                                                                                               ---------------    ---------------

Capital Transactions

           Proceeds from contributions                                                             527,699,075      1,018,136,288
           Fair value of withdrawals                                                             (401,013,745)      (840,535,190)
                                                                                               ---------------    ---------------
           Net increase in net assets derived from capital transactions                            126,685,330        177,601,098
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                            103,326,866        463,795,315
           Beginning of period                                                                   2,938,391,065      2,474,595,750
                                                                                               ---------------    ---------------
           End of period                                                                       $ 3,041,717,931    $ 2,938,391,065
                                                                                               ===============    ===============

           See Notes to Financial Statements.


MASTER S&P 500 INDEX SERIES                                       JUNE 30, 2005


Financial Highlights                                                                                  Master S&P 500 Index Series
                                                                   For the Six
                                                                   Months Ended                For the Year Ended
The following ratios have been derived                               June 30,                     December 31,
from information provided in the financial statements.                 2005         2004         2003         2002         2001
Total Investment Return

           Total investment return                                  (.76%)++        10.90%       28.70%     (22.22%)     (11.97%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                     .03%          .03%         .04%         .04%         .05%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      1.79%         1.99%        1.76%        1.59%        1.29%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $3,041,718    $2,938,391   $2,474,596   $1,726,705   $1,893,497
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                          2.24%         5.84%        3.60%        4.59%        3.21%
                                                                  ==========    ==========   ==========   ==========   ==========

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MASTER S&P 500 INDEX SERIES                                       JUNE 30, 2005



Notes to Financial Statements                       Master S&P 500 Index Series


1. Significant Accounting Policies:
Master S&P 500 Index Series (the "Series") is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments--Equity securities that are held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MASTER S&P 500 INDEX SERIES                                       JUNE 30, 2005



Notes to Financial Statements (continued)           Master S&P 500 Index Series


* Options--The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending--The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner of FAM.



MASTER S&P 500 INDEX SERIES                                       JUNE 30, 2005



Notes to Financial Statements (concluded)           Master S&P 500 Index Series


FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .005% of the average daily value of the Series' net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of June 30, 2005, the Series lent securities with a value of $21,390,458 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended June 30, 2005, MLIM, LLC received $66,912 in securities lending agent fees from the Series.

Merrill Lynch Trust Company ("MLTC"), a wholly-owned subsidiary of ML & Co., is the Series' custodian.

For the six months ended June 30, 2005, the Series reimbursed FAM $33,543 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLTC, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2005 were $223,155,953 and $66,972,589 respectively.


4. Short-Term Borrowings:
The Trust, on behalf of the Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the six months ended, June 30, 2005.



Officers and Trustees


Robert C. Doll, Jr., President and Trustee
Donald W. Burton, Trustee
Laurie SimonHodrick, Trustee
John Francis O'Brien, Trustee
David H. Walsh, Trustee
Fred G. Weiss, Trustee
Vincent J. Costa, Vice President and Co-Portfolio Manager
Debra L. Jelilian, Vice President and Co-Portfolio Manager
Jeffrey L. Russo, Vice President and Co-Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Merrill Lynch Trust Company, FSB
1300 Merrill Lynch Drive
3rd Floor--MSC 0303
Pennington, NJ 08534


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MASTER S&P 500 INDEX SERIES                                       JUNE 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Strategy Series, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Strategy Series, Inc.


Date: August 19, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Strategy Series, Inc.


Date: August 19, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Strategy Series, Inc.


Date: August 19, 2005